EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	June 30, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$312,093	$339,195
	b. Total Assets	329,998	357,100	$347,596
	c. Current Liabilities	799,690	706,514
	d. Total Liabilities	$15,355,686	$15,262,509	$14,555,995
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$102,773	$200,104	$1,102,448
	b. Total Disbursements	118,334	206,830	1,105,587
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(15,561)	(6,726)	(3,139)
	d. Cash Balance Beginning of Month	30,673	37,399	18,251
	e. Cash Balance End of Month (c + d)	$15,112	$30,673	$15,112

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(112,211)	$(117,294)	$(744,910)
5.	Account Receivables (Pre and Post Petition)	87,841	104,609
6.	Post-Petition Liabilities	799,690	706,514
7.	Past Due Post-Petition Account Payables (over 30 days)	$3,845	$3,121

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X
12.	Is the estate insured for replacement cost of assets and for general liability?	X
13.	Are a plan and disclosure statement on file?	X
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	X
15	Check if paid: Post-petition taxes ☒ ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: August 6, 2002	R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended June 30, 2002

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$27,916	$273,617	$(245,701)	1		Gross Sales	$522,934	$306,047
0	0	0	2		less: Sales Returns & Allowances	0	0
27,916	273,617	(245,701)	3		Net Sales	522,934	306,047
36,079	67,006	(30,927)	4		less: Cost of Goods Sold (Schedule ‘B’)	298,310	75,101
(8,163)	209,611	(214,774)	5		Gross Profit	224,624	230,946
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
(8,163)	206,611	(214,774)	10		Total Revenues	224,624	230,946
					Expenses:
36,538	33,314	(3,224)	11		Compensation to Owner(s)/Officer(s)	229,433	33,314
42,489	73,028	30,540	12		Salaries	394,933	73,028
11,413	0	(11,413)	13		Commissions	13,381	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:
10,208	10,825	617	16		Real Property	67,732	10,825
0	5,763	5,763	17		Insurance	29,397	5,763
0	0	0	18		Management Fees	0	0
1,932	1,833	(99)	19		Depreciation	11,986	1,917
					Taxes:
3,017	8,137	5,120	20		Employee Payroll Taxes	40,214	8,137
0	0	0	1		Real Property Taxes	1,889	0
0	0	0	2		Other Taxes	0	0
678	12,340	11,662	3		Other Selling	17,162	13,151
(12,335)	27,706	40,041	4		Other Administrative	112,203	27,706
10,144	0	(10,144)	5		Interest	17,811	0
9,965	9,167	(798)	6	Other Expenses:	License fees	25,791	9,167
			7
			8
			9
			10
			11
			12
			13
			14
114,048	182,113	68,065	15		Total Expenses	962,022	183,008
(112,211)	24,498	(146,709)	16		Subtotal	(737,398)	57,105
					Reorganization Items:
0	0	0	17		Professional Fees (additional information attached)	(3,512)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
0	0	0	21		U.S. Trustee Quarterly Fees	(4,000)	0
			22
0	0	0	23		Total Reorganization Items	(7,512)	0
(122,211)	24,498	(146,709)	24		Net Profit (Loss) Before Federal & State Taxes	(744,910)	47,938
0	0	0	25		Federal & State Income Taxes	0	0
$(122,211)	$24,498	$146,709	26		Net Profit (Loss)	$(744,910)	$47,938

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended June 30, 2002

	Assets	From Schedules	Market Value

	Current Assets
1	Cash and cash equivalents – unrestricted		$15,112
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	87,841
4	Inventory (net)	B	185,705
5	Prepaid expenses		19,954
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		312,093

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$329,998

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity

(General Business Case)

Liabilities	From Schedules

Post-Petition

Current Liabilities
30	Salaries and wages	$25,852
31	Payroll taxes	4,527
32	Real and personal property taxes	0
33	A/P clearing	(5,557)
34	Sales taxes	0
35	Notes payable (short term)	335,000
36	Accounts payable (trade	A	35,534
37	Real property lease arrearage	0
38	Personal property lease arrearage	604
39	Accrued professional fees	3,513
40	Current portion of long-term post-petition debt (due within 12 months)	0
41	Other:	Warranty reserve, deferred revenue and deposits	80,865
42	Benefits, commissions and accrued DIP loan interest	38,156
43	Due to affiliates	281,196

44	Total Current Liabilities	799,690

45	Long-Term Post-Petition Debt, Net of Current Portion	0

46	Total Post-Petition Liabilities	706,514

Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	0
48	Priority unsecured claims	F	184,155
49	General unsecured claims	F	14,371,841

50	Total Pre-Petition Liabilities	14,555,906

51	Total Liabilities	15,355,686

Equity (Deficit)
52	Equity (Deficit at time of filing)	(14,218,290)
53	Capital Stock	0
54	Additional paid-in capital	1,000
55	Cumulative profit/(loss since filing of case)	(744,910)
56	Post-petition contributions/(distributions or (draws)	0
57	0
58	Market value adjustment	(63,488)

59	Total Equity (Deficit)	(14,025,688)

60	Total Liabilities and Equity (Deficit)	$329,998

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$78,948	$31,689
31-60 Days	1,553	2,711
61-90 Days	4,802	410	$3,845
91+ Days	2,538	724
Total accounts receivable/payable	87,841	$35,534
Allowance for doubtful accounts	0
Accounts receivable (net)	$87,841

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods

	Inventory(ies) Balance at End of Month

		Inventory Beginning of Month	$179,869

		Add -
Retail/Restaurants -		Net purchase	1,285
Product for resale	$0	Direct labor	7,121
		Manufacturing overhead	33,924
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	334,692
Work-in-progress	(34,031)	Less -
Finished goods	559,124	Inventory End of Month	185,705
		Monitoring	2,400
Other - Explain	(674,080)	Warranty	(2,815)
Reserve for obsolescence
		Cost of Goods Sold	$36,079
TOTAL	$185,705

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	X	No
How often do you take a complete physical inventory?	Valuation methods
FIFO cost	X
Weekly	LIFO cost
Monthly	Lower of cost or market	X
Quarterly	Retail method
Semi-annually	X	Other -
Annually	Explain
Date of last physical inventory was	1/18/2002
Date of next physical inventory is	12/31/2002

Schedule C

Real Property

Description	Cost	Market Value

None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -

Various	$89,137	$1,759

6/30/02 NBV = $15,508

Total	$89,137	$1,759

Furniture & Fixtures -

Various	$35,000	$9,800

6/30/02 NBV = $23,682

Total	$35,000	$9,800

Office Equipment -

Various	$262,278	$5,792

6/30/02 NBV = $37,939
Total	$262,278	$5,792

Leasehold Improvements -

None	$0	$0

Total	$0	$0

Vehicles -

None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal
Income Tax Withholding	$2,406				$2,406
FICA - Employee	1,032				1,032
FICA - Employer	1,032				1,032
Unemployment (FUTA)	57				57
Income
Other (Attach List)
Total Federal Taxes	4,527				4,527

State and Local
Income Tax Withholding	41				41
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	41				41

Total Taxes	$4,527				$4,527

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)               List total amount of claims even it under secured.

(b)              Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$1,398	$11,750	$491	$1,473
Total Funds on Hand for all Accounts	$15,112

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended June 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	26,072	427,769
3	Interest Received	0	0
4	Borrowings	50,000	335,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	7,290	278,032
8	Transfer from IDL Corp, an affiliated company	19,411	58,897
9	Insurance proceeds	0	2,750
10
11
12	Total Cash Receipts	102,773	1,102,448
	Cash Disbursements
13	Payments for Inventory	50	33,353
14	Selling	0	15,680
15	Administrative	7,089	226,941
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	22,786	170,747
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	43,149	324,895
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	27,708	175,391
29	Employer Payroll Taxes	4,886	50,581
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc.	3,000	39,000
35	U.S. Trustee	0	3,500
36	TNO license fee	9,666	9,666
37
38	Total Cash Disbursements:	118,334	1,105,587
39	Net Increase (Decrease) in Cash	(15,561)	(3,139)
40	Cash Balance, Beginning of Period	30,673	18,251
41	Cash Balance, End of Period	$15,112	$15,112

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

June 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
6/14/02	11120	$5,802	Payroll period ended 06/08/02	Ken Culver, CFO
6/14/02	11121	7,499	Payroll period ended 06/08/02	Peter Gerard, CEO
6/28/02	11138	4,038	Payroll period ended 06/22/02	Ken Culver, CFO
6/28/02	11139	5,447	Payroll period ended 06/22/02	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $235,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 – Cost of goods sold – the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash – Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory – the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) – market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $77,129, to be worth $17,351.

Warranty Reserve ($28,531) and deferred Revenue ($52,334) – were not included as claims in the estate’s Schedule F – Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims– includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.